FINANCIAL INVESTORS TRUST

ALPS/RED ROCKS GLOBAL OPPORTUNITY FUND

(the “Fund”)

SUPPLEMENT DATED DECEMBER 14, 2022

TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION DATED FEBRUARY 28, 2022,

AS SUPPLEMENTED

Effective January 24, 2023, the Fund’s name will change from “ALPS | Red Rocks Global Opportunity Fund” to “ALPS Global Opportunity Fund.” Accordingly, as of January 24, 2023, all references in the Summary Prospectus, Prospectus, and SAI to the Fund’s name are deleted and replaced with “ALPS Global Opportunity Fund.”

The following paragraphs are hereby added to the “Management” section in the Fund’s Prospectus at the end of the sub-section “ALPS/Red Rocks Global Opportunity Fund”:

On December 3, 2022, Red Rocks Capital, LLC (the “Sub-Adviser”), the investment sub-adviser to the Fund, agreed to be acquired by ALPS Advisors, Inc. (the “Adviser”), the investment adviser to the Fund (the “Transaction”).

The Adviser and Sub-Adviser expect the closing of the Transaction, which is subject to certain conditions, to occur on January 3, 2023. Under the terms of the investment advisory agreement, ALPS Advisors, Inc., will no longer employ a sub-adviser and will assume day-to-day responsibilities of the investment and reinvestment of Fund assets as contemplated therein.

The Fund’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of the Adviser who provide services to the Fund are expected to continue to do so. Day-to-day management of the Fund will pass to the Adviser. The advisory fee rates payable to the Adviser will remain the same.

Accordingly, effective on or about January 3, 2023, Andrew Drummond, Vice President and Portfolio Manager will become an employee of ALPS Advisors, Inc., and will continue to have portfolio management responsibilities over the Fund.

Please retain this supplement for future reference.